SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release
EX-99.2 Slide Presentation

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

     On May 7, 2003, TALX Corporation (the “Company”) issued a press release announcing the Company’s results for the fiscal year ending March 31, 2003 and guidance for revenues and earnings per share for fiscal year 2004 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This information, furnished under this “Item 9. Regulation FD Disclosure,” is also intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     In addition, we announced in the Press Release that a conference call would be held on May 8, 2003, to discuss our fiscal 2003 financial and operating results as well as to discuss future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

     The slide presentation for use in conjunction with our conference call will be posted to our website located at www.talx.com/2003, although we reserve the right to discontinue that availability at any time.

     In the Press Release, the Company reported earnings for fiscal 2003 of $12.7 million, or $0.90 per diluted share, compared with $3.9 million or $0.29 per share, for fiscal 2002, an increase of 225% or $0.61 per share. The Company also reported that, excluding the $1.9 million or $0.14 per share after-tax impact of a restructuring charge and inventory write-downs in the prior year, earnings grew 109 percent, from $5.8 million, or $0.43 per share. These adjusted earnings figures may be considered non-GAAP financial measures; as used herein, “GAAP” refers to accounting principles generally accepted in the United States. The Company believes that reporting the increase in earnings after excluding the specified 2002 charges provides useful information to investors and management because it allows a comparison of the underlying performance of and trends in the Company’s business between the current, past and future periods. The Company believes that including these charges could distort trends. Further, in preparing operating plans and forecasts, management relies, in part, on trends in the historical results of operations, exclusive of these items. However, the Company’s presentation of non-GAAP results should be viewed as supplemental to, and not as a substitute for, its financial results determined in accordance with GAAP. Non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

     The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003	TALX CORPORATION

/s/ Craig N. Cohen

	By:	Craig N. Cohen
Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated May 7, 2003
99.2	Slide Presentation for May 8, 2003 Conference Call